Exhibit 99.2

scansource®

CFO COMMENTARY
Q3 FY 2020

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in *conjunction with the Company's SEC filings on Form 10*-Q for the quarter ended March 31, 2020. ScanSource will present additional information about its financial results and outlook in a conference call on Monday, May 11, 2020 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

THIRD QUARTER SUMMARY

For the third quarter, net sales grew across almost all of our diversified technologies in North America and Brazil in local currency. This sales growth reflected accelerated growth from work-from-home solutions for remote workforces in March. For the quarter, we had -2.3% net sales growth (including negative impact of foreign currency translation), and organic sales grew 0.5%. Our EPS for the quarter was below our forecast range, primarily from a $4.5 million expense for inventory charges following the conversion to a new inventory management system. These inventory charges increased our cost of goods sold, which lowered gross profit for the third quarter. For the trailing 12-months ending March 31, 2020, we generated strong operating cash flow of $148 million, up from $6 million for the trailing 12-months ending March 31, 2019.

With the economic disruption due to the COVID-19 pandemic, we enter the June quarter with uncertainty around near-term customer demand.

Q3 FY20 Results:

NET SALES

$872.5 million

Forecast:
$865 million to
$915 million

NON-GAAP NET SALES
Excluding Planned Divestitures

$744.6 million

Forecast:
$725 million to
$775 million

GAAP DILUTED EPS

$0.07

Forecast:
$0.16 to $0.26

NON-GAAP DILUTED EPS
Excluding Planned Divestitures

$0.37

Forecast:
$0.44 to $0.54

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In August 2019, ScanSource *announced plans to divest its physical product businesses outside of the United States, Canada and Brazil ("Planned Divestitures").*

scansource.com 1 May 11, 2020

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2020

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q3 FY20	Q2 FY20	Q3 FY19	Y/Y Change
Net sales	$872.5	$989.5	$893.4	-2%
Non-GAAP net sales	$744.6	$833.7	$752.8	-1%
Gross profit	$94.8	$113.9	$110.0	-14%
Gross profit margin %	10.9%	11.5%	12.3%	-145 bps
Non-GAAP gross profit	$84.6	$98.4	$95.8	-12%
Non-GAAP gross profit margin %	11.4%	11.8%	12.7%	-136 bps
Operating income	$6.3	$18.5	$18.8	-66%
Operating income %	0.7%	1.9%	2.1%	-138 bps
Non-GAAP operating income	$14.8	$28.6	$30.6	-52%
Non-GAAP operating income %	2.0%	3.4%	4.1%	-208 bps
GAAP net income	$1.7	$11.4	$11.7	-85%
Non-GAAP net income	$9.3	$19.5	$20.6	-55%
GAAP diluted EPS	$0.07	$0.45	$0.45	-84%
Non-GAAP diluted EPS	$0.37	$0.77	$0.80	-54%

- Net sales of $872.5 million (-2% Y/Y)
  - Non-GAAP net sales of $744.6 million (-1% Y/Y), includes $13 million negative foreign currency impact
  - Organic growth up 0.5% Y/Y with growth across most technologies in North America and Brazil
- Gross profit margin of 10.9% and non-GAAP gross profit margin of 11.4%
  - $4.5 million expense for inventory charges following conversion to a new inventory management system and lower vendor program recognition
- Operating income margin of 0.7% and non-GAAP operating income margin of 2.0%
- Higher than planned effective tax rate for the quarter
  - Impact of lowered forecasted earnings and changes in the geographical mix
- GAAP diluted EPS of $0.07 and non-GAAP diluted EPS of $0.37

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross profit exclude Planned Divestitures. Non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition/divestiture costs, impact of Planned Divestitures, and other non-GAAP items.

scansource.com 2 May 11, 2020

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2020

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q3 FY20	Q2 FY20	Q3 FY19
Net sales	$583.6	$686.2	$596.9
Non-GAAP net sales	$489.2	$575.0	$496.7
Gross profit	$48.6	$60.1	$61.6
Gross profit margin %	8.3%	8.8%	10.3%
Non-GAAP gross profit	$41.9	$51.1	$52.6
Non-GAAP gross profit margin %	8.6%	8.9%	10.6%
Operating income	$3.9	$14.1	$16.9
Operating income %	0.7%	2.1%	2.8%
Non-GAAP operating income	$5.3	$15.3	$18.2
Non-GAAP operating income %	1.1%	2.7%	3.7%



Net Sales, $ in millions
Y/Y Growth -2.2%
Y/Y Organic Growth -0.8%
$700
$600
$500
$400
$300
$100
$107
$117
$111
$94
$497
$529
$581
$575
$489
Q3'19 Q4'19 Q1'20 Q2'20 Q3'20
Planned Divestitures
Continuing Operations

- Net sales of $583.6 million, down 2.2% Y/Y
  - Organic growth down 0.8% Y/Y
  - Growth across almost all our diversified technologies in North America, except for one supplier's premise-based business
- Gross profit margin of 8.3% and non-GAAP gross profit margin of 8.6%
  - $3.1 million expense for inventory charges following conversion to a new inventory management system
  - Higher vendor program recognition related to tariffs in prior year quarter
- Operating income margin of 0.7% and non-GAAP operating income margin of 1.1%, primarily from lower gross profits

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross margin exclude Planned Divestitures. Non-GAAP operating income excludes amortization of intangibles, impact of Planned Divestitures, and restructuring costs.

scansource.com 3 May 11, 2020

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2020

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q3 FY20	Q2 FY20	Q3 FY19
Net sales	$288.8	$303.3	$296.4
Non-GAAP net sales	$255.4	$258.7	$256.1
Gross profit	$46.2	$53.7	$48.5
Gross profit margin	16.0%	17.7%	16.3%
Non-GAAP gross profit	$42.7	$47.3	$43.2
Non-GAAP gross profit margin %	16.7%	18.3%	16.9%
Operating income	$3.2	$5.6	$2.2
Operating income %	1.1%	1.8%	0.7%
Non-GAAP operating income	$9.5	$13.3	$12.4
Non-GAAP operating income %	3.7%	5.1%	4.8%


Net Sales, $ in millions
Y/Y Growth -2.6%
Y/Y Organic Growth 2.9%
$400
$300
$200
$100
$-
$40
$43
$39
$45
$33
$256
$282
$270
$259
$255
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Planned Divestitures
Continuing Operations

- Net sales of $288.8 million, down 2.6% Y/Y
  - Organic growth of 2.9% Y/Y, driven by growth in Brazil in local currency; accelerated growth for work-from-home solutions in March
  - Intelisys net sales increased 12% Y/Y
  - Changed revenue recognition for intY to net
- Gross profit margin of 16.0% (down 34 bps) and non-GAAP gross margin of 16.7% (down 14 bps)
  - $1.4 million expense for inventory charges following conversion to a new inventory management system
- Operating income margin of 1.1% (up 38 bps); non-GAAP operating income margin of 3.7% (down 112 bps)

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross margin exclude Planned Divestitures. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration, impact of Planned Divestitures, and restructuring costs.

scansource.com 4 May 11, 2020

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2020

WORKING CAPITAL

$ in millions	Q3 FY20	Q2 FY20	Q3 FY19
Accounts receivable (Q/E)	$618.8	$645.3	$597.3
Days sales outstanding in receivables*	64	59	60
Inventory (Q/E)	$666.5	$743.0	$760.7
Inventory turns	4.4	4.8	4.3
Accounts payable (Q/E)	$608.4	$672.9	$585.1
Paid for inventory days*	14.1	13.8	24.2
Working capital (Q/E) (AR+INV–AP)	$676.8	$715.3	$772.9

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $676.8 million, down 5% Q/Q and down 12% Y/Y
  - Lower level of working capital investment
  - Working capital at 3/31/20 for the Planned Divestitures decreased to $155.5 million, down $49.4 million from $204.9 million at 6/30/19
- Days sales outstanding in receivables of 64 days
  - Primarily due to timing of sales
- Inventory turns of 4.4x; slower-than-expected range
  - Inventory down 10% Q/Q and 12% Y/Y
- Paid for inventory days of 14.1 reflect timing of accounts payable

scansource.com 5 May 11, 2020

ScanSource, Inc.

CFO COMMENTARY
Q3 FY2020

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q3 FY20	Q2 FY20	Q3 FY19
Adjusted EBITDA (QTR)*	$19.9	$33.1	$35.5
Adjusted ROIC (QTR)*	6.1%	9.9%	11.4%
Operating cash flow (QTR)	$32.0	$71.1	$27.2
Operating cash flow, trailing 12 months	$147.5	$142.7	$6.5
Cash and cash equivalents (Q/E)	$34.6	$42.0	$20.4
Debt (Q/E)	$320.6	$357.7	$347.7
Net debt to adjusted EBITDA, trailing 12 months*	2.4x	2.3x	2.2x
Shares repurchased – # of shares (QTR)	--	--	--
Shares repurchased – dollars (QTR)	--	--	--
Remaining share repurchase authorization (as of Q/E)	--	--	$99.4

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $19.9 million, down 44% Y/Y, primarily from lower gross profit, including the $4.5 million expense for inventory charges
- Adjusted return on invested capital of 6.1% for the quarter
- Operating cash flow of $32.0 million for the quarter and $147.5 million for the trailing 12 months
  - Earnings from our business and lower working capital Q/Q
- Cash and cash equivalent balances of $35 million at 3/31/20, including $26 million held outside of the U.S.
- Net debt to trailing 12-month adjusted EBITDA is 2.4x (target range:1.5x to 2.5x)

scansource.com 6 May 11, 2020

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2020

FORWARD-LOOKING STATEMENTS

This CFO Commentary contains certain comments that are “forward-looking” statements, including statements about Planned Divestitures, impact of the COVID-19 pandemic and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties.

Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, our ability to complete the Planned Divestitures on acceptable terms or at all, changes in our operating strategy, the impact of COVID-19 pandemic on our operations and financial condition, changes in interest and exchange rates and regulatory regimes impacting our international operations, the impact of tax reform laws, the failure of acquisitions to meet our expectations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2019 and our quarterly report on Form 10-Q for the quarter ended March 31, 2020, filed with the Securities and Exchange Commission (“SEC”).

Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law.

NON-GAAP FINANCIAL INFORMATION

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, ROIC and net sales excluding the Planned Divestitures less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated.

scansource.com 7 May 11, 2020

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

Quarter ended March 31, 2020	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs (a)	Tax recovery, net	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 872,483	$ —	$ —	$ —	$ —	$ (127,875)	$ 744,608
Gross profit	94,809	—	—	—	—	(10,206)	84,603
Operating income	6,289	5,486	618	935	(1,529)	3,020	14,819
Other expense, net	2,637	—	—	—	—	(759)	1,878
Pre-tax income	3,652	5,486	618	935	—	4,571	15,262
Net income	1,713	4,171	467	894	(1,224)	3,248	9,269
Diluted EPS	$ 0.07	$ 0.16	$ 0.02	$ 0.04	$ (0.05)	$ 0.13	$ 0.37

($ in thousands)

Quarter ended December 31, 2019	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs (a)	Tax recovery, net	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 989,503	$ —	$ —	$ —	$ —	$ (155,767)	$ 833,736
Gross profit	113,884	—	—	—	—	(15,471)	98,413
Operating income	18,497	5,631	3,176	1,641	—	(371)	28,574
Other expense, net	2,777	—	—	—	—	(238)	2,539
Pre-tax income	15,720	5,631	3,176	1,641	—	(133)	26,035
Net income	11,366	4,289	2,401	1,529	—	(121)	19,464
Diluted EPS	$ 0.45	$ 0.17	$ 0.09	$ 0.06	$ —	$ —	$ 0.77

($ in thousands)

Quarter ended March 31, 2019	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs (a)	Tax recovery, net	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 893,357	$ —	$ —	$ —	$ —	$ (140,511)	$ 752,846
Gross profit	110,015	—	—	—	—	(14,208)	95,807
Operating income	18,804	5,005	5,101	814	—	898	30,622
Other expense, net	3,009	—	—	—	—	(257)	2,752
Pre-tax income	15,795	5,005	5,101	814	—	1,155	27,870
Net income	11,715	3,789	3,619	665	—	846	20,634
Diluted EPS	$ 0.45	$ 0.15	$ 0.14	$ 0.03	$ —	$ 0.03	$ 0.80

(a) Acquisition and divestiture costs are generally nondeductible for tax purposes.

scansource.com
8
May 11, 2020

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) - QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended March 31, 2020:			
Q3 FY20 net sales, as reported	$ 583,642	$ 288,841	$ 872,483
Planned Divestitures	(94,424)	(33,451)	(127,875)
Q3 FY20 net sales, excluding Planned Divestitures	$ 489,218	$ 255,390	$ 744,608
Foreign exchange impact (a)	3,590	9,738	13,328
Less: Acquisitions (b)	—	(1,677)	(1,677)
Q3 FY20 net sales, constant currency excluding Planned Divestitures and acquisitions (non-GAAP)	$ 492,808	$ 263,451	$ 756,259
For the quarter ended March 31, 2019:			
Q3 FY19 net sales, as reported	$ 596,913	$ 296,444	$ 893,357
Planned Divestitures	(100,170)	(40,341)	(140,511)
Q3 FY19 net sales, excluding Planned Divestitures	$ 496,743	$ 256,103	$ 752,846
Less: Acquisitions	—	—	—
Q3 FY19 net sales, excluding Planned Divestitures and acquisitions (non-GAAP)	$ 496,743	$ 256,103	$ 752,846
Y/Y % Change:			
As reported	**(2.22)%**	**(2.56)%**	**(2.34)%**
Excluding Planned Divestitures	**(1.51)%**	**(0.28)%**	**(1.09)%**
Constant currency, excluding Planned Divestitures and acquisitions (organic growth)	**(0.79)%**	**2.87 %**	**0.45 %**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2020 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended March 31, 2019.

(b) Reflects a revenue recognition change to a net basis for the intY acquisition.

scansource.com 9 May 11, 2020

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR

($ in thousands)

	Quarter Ended March 31, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Tax recovery, net	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	$ 583,642	—	—	—	—	(94,424)	$ 489,218
Gross Profit	$ 48,583	—	—	—	—	(6,712)	$ 41,871
Gross profit margin %	8.32%	—	—	—	—	7.11 %	8.56%
Operating income	$ 3,870	1,968	—	(1,452)	—	925	$ 5,311
Operating income margin %	0.66%	—	—	—	—	(0.98)%	1.09%
Worldwide Communications & Services:							
Net sales	$ 288,841	—	—	—	—	(33,451)	$ 255,390
Gross Profit	$ 46,226	—	—	—	—	(3,494)	$ 42,732
Gross profit margin %	16.00%	—	—	—	—	10.45 %	16.73%
Operating income	$ 3,199	3,518	618	(77)	155	2,095	$ 9,508
Operating income margin %	1.11%	—	—	—	—	(6.26)%	3.72%

($ in thousands)

	Quarter Ended December 31, 2019						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Tax recovery, net	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	$ 686,237	—	—	—	—	(111,237)	$ 575,000
Gross Profit	$ 60,136	—	—	—	—	(9,003)	$ 51,133
Gross profit margin %	8.76%	—	—	—	—	8.09 %	8.89%
Operating income	$ 14,076	1,968	—	—	—	(735)	$ 15,309
Operating income margin %	2.05%	—	—	—	—	0.66 %	2.66%
Worldwide Communications & Services:							
Net sales	$ 303,266	—	—	—	—	(44,530)	$ 258,736
Gross Profit	$ 53,748	—	—	—	—	(6,467)	$ 47,281
Gross profit margin %	17.72%	—	—	—	—	14.52 %	18.27%
Operating income	$ 5,572	3,664	3,176	—	490	364	$ 13,266
Operating income margin %	1.84%	—	—	—	—	(0.82)%	5.13%

scansource.com 10 May 11, 2020

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR, continued

($ in thousands)	Quarter Ended March 31, 2019						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Tax recovery, net	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	$ 596,913	—	—	—	—	(100,170)	$ 496,743
Gross Profit	$ 61,563	—	—	—	—	(8,963)	$ 52,600
Gross profit margin %	10.31%	—	—	—	—	8.95 %	10.59%
Operating income	$ 16,865	1,968	—	—	—	(618)	$ 18,215
Operating income margin %	2.83%	—	—	—	—	0.62 %	3.67%
Worldwide Communications & Services:							
Net sales	$ 296,444	—	—	—	—	(40,341)	$ 256,103
Gross Profit	$ 48,452	—	—	—	—	(5,245)	$ 43,207
Gross profit margin %	16.34%	—	—	—	—	13.00 %	16.87%
Operating income	$ 2,161	3,037	5,101	—	592	1,516	$ 12,407
Operating income margin %	0.73%	—	—	—	—	(3.76)%	4.84%

scansource.com 11 May 11, 2020

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q3 FY20	Q2 FY20	Q1 FY20	Q4 FY19	Q3 FY19
Adjusted return on invested capital (ROIC), annualized (a)	**6.1%**	**9.9%**	**9.6%**	**11.1%**	**11.4%**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 1,713	$ 11,366	$ 11,530	$ 11,578	$ 11,715
Plus:					
Interest expense	3,421	3,751	3,792	3,966	3,670
Income taxes	1,939	4,354	4,051	4,660	4,080
Depreciation and amortization	9,539	9,700	9,189	9,053	9,363
EBITDA	16,612	29,171	28,562	29,257	28,828
Adjustments:					
Change in fair value of contingent consideration	618	3,176	2,472	3,665	5,101
Tax recovery, net	(1,529)	—	—	—	—
Acquisition and divestiture costs	780	1,151	757	230	222
Restructuring costs	155	490	169	483	456
Impact of Planned Divestitures	3,231	(870)	(76)	1,449	854
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	**$ 19,867**	**$ 33,118**	**$ 31,884**	**$ 35,084**	**$ 35,461**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 927,580	$ 905,751	$ 914,129	$ 911,063	$ 899,503
Equity - end of quarter	897,678	927,580	905,751	914,129	911,063
Adjustments:					
Change in fair value of contingent consideration, net of tax	467	2,401	1,869	2,780	3,619
Tax recovery, net of tax	(1,224)	—	—	—	—
Acquisition and divestiture costs	780	1,151	757	230	222
Restructuring costs, net of tax	114	378	128	342	334
Tax recovery, net and related interest income, net of tax	—	—	—	(387)	—
Impact of Planned Divestitures, net of tax	3,248	(121)	444	3,918	1,181
Average equity	914,322	918,570	911,539	916,040	907,961
Average funded debt (b)	405,533	411,614	407,306	355,932	357,443
Invested capital (denominator for ROIC) (non-GAAP)	**$ 1,319,855**	**$ 1,330,184**	**$ 1,318,845**	**$ 1,271,972**	**$ 1,265,404**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 12 May 11, 2020

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q3 FY20	Q2 FY20	Q1 FY20	Q4 FY19	Q3 FY19
Debt (Q/E)	$ 320,596	$ 357,745	$ 370,330	$ 360,506	$ 347,672
Less: Cash and cash equivalents (Q/E)	(34,596)	(42,005)	(25,877)	(23,818)	(20,400)
Net debt (Q/E)	**$ 286,000**	**$ 315,740**	**$ 344,453**	**$ 336,688**	**$ 327,272**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 1,713	$ 11,366	$ 11,530	$ 11,578	$ 11,715
Plus:					
Interest expense	3,421	3,751	3,792	3,966	3,670
Income taxes	1,939	4,354	4,051	4,660	4,080
Depreciation and amortization	9,539	9,700	9,189	9,053	9,363
EBITDA	16,612	29,171	28,562	29,257	28,828
Adjustments:					
Change in fair value of contingent consideration	618	3,176	2,472	3,665	5,101
Tax recovery, net	(1,529)	—	—	—	—
Acquisition and divestiture costs	780	1,151	757	230	222
Restructuring costs	155	490	169	483	456
Impact of Planned Divestitures	3,231	(870)	(76)	1,449	854
Adjusted EBITDA (non-GAAP)	$ 19,867	$ 33,118	$ 31,884	$ 35,084	$ 35,461
Adjusted EBITDA, TTM (a)	**$ 119,953**	**$ 135,548**	**$ 141,533**	**$ 146,549**	**$ 149,660**
Net Debt / Adjusted EBITDA, TTM (a)	**2.4x**	**2.3x**	**2.4x**	**2.3x**	**2.2x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 13 May 11, 2020

ScanSource, Inc.
CFO COMMENTARY
Q3 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Impact of Planned Divestitures

($ in thousands)	Q3 FY20	Q2 FY20	Q1 FY20	Q4 FY19	Q3 FY19
Net sales, reported (GAAP)	$ 872,483	$ 989,503	$ 1,006,927	$ 960,833	$ 893,357
Less: Planned Divestitures	(127,875)	(155,767)	(155,516)	(149,336)	(140,510)
Non-GAAP net sales, excl. Planned Divestitures	**744,608**	**833,736**	**851,411**	**811,497**	**752,847**
Gross profit, reported (GAAP)	94,809	113,884	112,099	109,864	110,016
Less: Planned Divestitures	(10,206)	(15,741)	(13,397)	(13,157)	(14,208)
Non-GAAP gross profit	**84,603**	**98,143**	**98,702**	**96,707**	**95,808**
Gross profit margin %	10.87%	11.51%	11.13%	11.43%	12.31%
Non-GAAP gross profit margin %	11.36%	11.77%	11.59%	11.92%	12.73%
Operating income, reported (GAAP)	6,289	18,497	18,605	20,022	18,804
Adjustments:					
Intangible amortization expense	5,486	5,631	4,962	5,024	5,005
Change in fair value of contingent consideration	618	3,176	2,472	3,665	5,101
Tax recovery, net	(1,529)	—	—	—	—
Acquisition costs	49	11	403	230	222
Divestiture costs	731	1,140	354	—	—
Restructuring costs	155	490	169	483	592
Impact of Planned Divestitures, loss (income)	3,020	(371)	507	1,456	898
Non-GAAP operating income	**$ 14,819**	**$ 28,574**	**$ 27,472**	**$ 30,880**	**$ 30,622**
Operating income margin %	0.72%	1.87%	1.85%	2.08%	2.10%
Non-GAAP operating income margin %	1.99%	3.43%	3.23%	3.81%	4.07%
Working capital					
Accounts receivable, reported (GAAP)	$ 618,758	$ 645,270	$ 706,428	$ 654,983	$ 597,349
Less: Planned Divestitures	(114,392)	(131,513)	(138,374)	(131,444)	(114,187)
Accounts receivable, excluding Planned Divestitures	504,366	513,757	568,056	523,539	483,162
Inventory, reported (GAAP)	666,458	742,979	715,224	697,343	760,711
Less: Planned Divestitures	(116,386)	(121,833)	(115,580)	(143,263)	(145,413)
Inventory, excluding Planned Divestitures	550,072	621,146	599,644	554,080	615,298
Accounts payable, reported (GAAP)	608,417	672,906	656,150	558,101	585,121
Less: Planned Divestitures	(75,293)	(85,949)	(74,407)	(69,810)	(92,057)
Accounts payable, excluding Planned Divestitures	533,124	586,957	581,743	488,291	493,064
Working capital, reported GAAP	676,799	715,343	765,502	794,225	772,939
Less: Planned Divestitures	(155,485)	(167,397)	(179,545)	(204,897)	(167,543)
Working capital, excluding Planned Divestitures	**$ 521,314**	**$ 547,946**	**$ 585,957**	**$ 589,328**	**$ 605,396**

scansource.com 14 May 11, 2020